Exhibit 99.1

Pennsylvania Real Estate Investment Trust ®

Supplemental Financial and Operating Information
Quarter Ended December 31, 2013
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
December 31, 2013

Table of Contents
Introduction
Company Information	1
Market Capitalization and Capital Resources	2
Operating Results
Statement of Operations - Proportionate Consolidation Method - Quarters Ended December 31, 2013 and December 31, 2012	3
Statement of Operations - Proportionate Consolidation Method - Twelve Months Ended December 31, 2013 and December 31, 2012	4
Statement of Net Operating Income - Quarters and Twelve Months Ended December 31, 2013 and December 31, 2012	5
Computation of Earnings Per Share	6
Funds From Operations and Funds Available For Distribution - Quarters Ended December 31, 2013 and December 31, 2012	7
Funds From Operations and Funds Available For Distribution - Twelve Months Ended December 31, 2013 and December 31, 2012	8
Operating Statistics
Leasing Activity Summary	9
Summarized Sales and Rent Per Square Foot and Occupancy Percentages	10
Mall Occupancy Percentage and Sales Per Square Foot	11
Strip and Power Center Occupancy Percentages	12
Top Twenty Tenants	13
Lease Expirations	14
Property Information	15
Department Store Lease Expirations	17
Balance Sheet
Condensed Balance Sheet - Proportionate Consolidation Method	19
Investment in Real Estate	20
Capital Expenditures	22
Debt Analysis	23
Debt Schedule	24
Selected Debt Ratios	25
Definitions	26
Forward Looking Statements	27

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of December 31, 2013, the Company owned interests in 43 retail properties, 40 of which are operating retail properties and three are development properties. The 40 operating retail properties have a total of 30.4 million square feet and include 35 enclosed malls and five strip and power centers. The operating properties are located in 11 states in the eastern half of the United States, primarily in the Mid-Atlantic region. PREIT is headquartered in Philadelphia, Pennsylvania.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Vice President of Corporate Communications
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306

Citi Investment Research	Michael Bilerman	(212) 816-1383

Discern	David Wiggington	(646) 863-4177

Evercore Partners	Ben Yang	(415) 229-8070

Green Street Advisors	Cedrik Lachance	(949) 640-8780
	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Yasmine Kamaruddin	(212) 622-1041

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012	2011
TRADING INFORMATION
Common Shares
High Price per share	$19.58	$17.90	$22.54	$17.90	$17.34
Low Price per share	$16.61	$15.42	$14.20	$10.49	$6.50
Closing Share Price (at the end of period)	$18.98	$17.64	$18.98	$17.64	$10.44
Series A Preferred Shares
High Price per share	$25.89	$26.97	$28.06	$27.33	$—
Low Price per share	$24.77	$25.18	$24.77	$24.95	$—
Closing Share Price (at the end of period)	$25.16	$26.28	$25.16	$26.28	$—
Series B Preferred Shares
High Price per share	$24.64	$25.54	$26.86	$25.54	$—
Low Price per share	$23.05	$24.51	$23.05	$24.51	$—
Closing Share Price (at the end of period)	$23.73	$25.27	$23.73	$25.27	$—
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	68,293	56,331	68,293	56,331	55,677
OP Units Outstanding	2,129	2,301	2,129	2,301	2,329
Total Common Shares and OP Units Outstanding	70,422	58,632	70,422	58,632	58,006
Equity Market Capitalization—Common Shares and OP Units	$1,336,614	$1,034,273	$1,336,614	$1,034,273	$605,581
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000	—
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250	—
Total Equity Market Capitalization	$1,537,864	$1,235,523	$1,537,864	$1,235,523	$605,581
DEBT CAPITALIZATION (1)
Secured Debt Balance (2)(3)	$1,701,101	$2,101,769	$1,701,101	$2,101,769	$2,230,645
Unsecured Debt Balance (4)	130,000	—	130,000	—	136,900
Debt Capitalization	1,831,101	2,101,769	1,831,101	2,101,769	2,367,545
TOTAL MARKET CAPITALIZATION	$3,368,965	$3,337,292	$3,368,965	$3,337,292	$2,973,126
Equity Capitalization/Total Market Capitalization	45.6%	37.0%	45.6%	37.0%	20.4%
Debt Capitalization/Total Market Capitalization	54.4%	63.0%	54.4%	63.0%	79.6%
Unsecured Debt Balance/Total Debt	7.1%	—%	7.1%	—%	5.8%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	$—	$—	$—	$—	$0.37
Capital Gain Distributions (5)	—	—	—	—	0.01
Non-Dividend Distributions	0.20	0.16	0.74	0.63	0.22
Distributions per common share	$0.20	$0.16	$0.74	$0.63	$0.60
Annualized Dividend Yield (6)	4.2%	3.6%	3.9%	3.6%	5.7%
CAPITAL RESOURCES
Cash and Cash Equivalents	$41,867	$38,873	$41,867	$38,873	$27,481
Revolving Facility	400,000	250,000	400,000	250,000	250,000
Amount Outstanding	(130,000)	—	(130,000)	—	(95,000)
Available Revolving Facility (7)	270,000	250,000	270,000	250,000	155,000
TOTAL	$311,867	$288,873	$311,867	$288,873	$182,481
Shelf Registration	$568,750	$798,750	$568,750	$798,750	$1,000,000

(1)	Amounts exclude debt discount on our Exchangeable Notes and debt premium on mortgage loans.

(2)	The secured debt balance includes $182,000 in Term Loans outstanding as of December 31, 2012 and $240,000 outstanding as of December 31, 2011.

(3)	The secured debt balance includes Revolving Facility balance of $95,000 as of December 31, 2011.

(4)	The unsecured debt balance includes a Revolving Facility balance of $130,000 as of December 31, 2013 and Exchangeable Notes of $136,900 as of December 31, 2011.

(5)	Includes $.004 of unrecaptured Section 1250 gain as of December 31, 2011.

(6)	Based on closing share price at the end of the period.

(7)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. On April 17, 2013, the Company entered into the 2013 Revolving Facility.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters Ended December 31, 2013 and December 31, 2012
Proportionate Consolidation Method
(in thousands)

	Quarter Ended December 31, 2013				Quarter Ended December 31, 2012
	Continuing Operations				Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$75,514	$6,983	$405	$82,902	$73,253	$6,779	$6,622	$86,654
Expense reimbursements	31,842	2,832	135	34,809	29,523	2,591	1,566	33,680
Percentage rent	3,574	127	—	3,701	3,615	143	82	3,840
Lease termination revenue	998	96	30	1,124	62	16	—	78
Other real estate revenue	6,009	474	64	6,547	6,009	417	292	6,718
Total real estate revenue	117,937	10,512	634	129,083	112,462	9,946	8,562	130,970
Other income	1,459	—	—	1,459	1,280	—	—	1,280
Total revenue	119,396	10,512	634	130,542	113,742	9,946	8,562	132,250
EXPENSES:
Operating expenses:
CAM and real estate taxes	(36,727)	(2,273)	(383)	(39,383)	(33,793)	(2,038)	(3,270)	(39,101)
Utilities	(5,043)	(207)	(28)	(5,278)	(4,619)	(282)	(93)	(4,994)
Other operating expenses	(5,311)	(712)	112	(5,911)	(5,052)	(729)	(572)	(6,353)
Total operating expenses	(47,081)	(3,192)	(299)	(50,572)	(43,464)	(3,049)	(3,935)	(50,448)
Depreciation and amortization	(36,406)	(1,844)	(87)	(38,337)	(33,484)	(1,859)	(2,344)	(37,687)
Other expenses:
General and administrative expenses	(10,395)	—	—	(10,395)	(8,720)	—	—	(8,720)
Provision for employee separation expense	—	—	—	—	(3,683)	—	—	(3,683)
Project costs and other expenses	(561)	—	—	(561)	(1,159)	—	—	(1,159)
Total other expenses	(10,956)	—	—	(10,956)	(13,562)	—	—	(13,562)
Interest expense, net (2)	(20,227)	(2,779)	—	(23,006)	(30,587)	(2,809)	(1,171)	(34,567)
Total expenses	(114,670)	(7,815)	(386)	(122,871)	(121,097)	(7,717)	(7,450)	(136,264)
Income (loss) before equity in income of partnerships and discontinued operations	4,726	2,697	248	7,671	(7,355)	2,229	1,112	(4,014)
Equity in income of partnerships	2,697	(2,697)	—	—	2,229	(2,229)	—	—
Income (loss) from continuing operations	7,423	—	248	7,671	(5,126)	—	1,112	(4,014)
Discontinued operations:
Operating results from discontinued operations	248	—	(248)	—	1,112	—	(1,112)	—
Impairment of assets of discontinued operations	—	—	—	—	(3,805)	—	—	(3,805)
Gains on sales of discontinued operations	160	—	—	160	947	—	—	947
Income (loss) from discontinued operations	408	—	(248)	160	(1,746)	—	(1,112)	(2,858)
Net income (loss)	7,831	—	—	7,831	(6,872)	—	—	(6,872)
Less: net (income) loss attributed to noncontrolling interest	(281)	—	—	(281)	273	—	—	273
Net income (loss) attributable to PREIT	7,550	—	—	7,550	(6,599)	—	—	(6,599)
Less: preferred share dividends	(3,962)	—	—	(3,962)	(3,768)	—	—	(3,768)
Net income (loss) attributable to PREIT common shareholders	$3,588	$—	$—	$3,588	$(10,367)	$—	$—	$(10,367)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $255 and $151 for the quarters ended December 31, 2013 and 2012, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Twelve Months Ended December 31, 2013 and December 31, 2012
Proportionate Consolidation Method
(in thousands)

	Twelve Months Ended December 31, 2013				Twelve Months Ended December 31, 2012
	Continuing Operations				Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$283,074	$27,319	$7,861	$318,254	$272,036	$26,261	$25,706	$324,003
Expense reimbursements	126,909	11,193	1,745	139,847	119,993	10,546	6,327	136,866
Percentage rent	5,732	216	26	5,974	5,713	229	108	6,050
Lease termination revenue	1,565	123	78	1,766	1,753	74	75	1,902
Other real estate revenue	14,448	1,344	304	16,096	14,318	1,342	830	16,490
Total real estate revenue	431,728	40,195	10,014	481,937	413,813	38,452	33,046	485,311
Other income	6,950	—	—	6,950	5,534	—	—	5,534
Total revenue	438,678	40,195	10,014	488,887	419,347	38,452	33,046	490,845
EXPENSES:
Operating expenses:
CAM and real estate taxes	(142,684)	(8,791)	(3,399)	(154,874)	(132,901)	(8,132)	(12,745)	(153,778)
Utilities	(22,028)	(753)	(288)	(23,069)	(21,838)	(816)	(566)	(23,220)
Other operating expenses	(17,567)	(2,416)	(601)	(20,584)	(18,391)	(2,510)	(2,029)	(22,930)
Total operating expenses	(182,279)	(11,960)	(4,288)	(198,527)	(173,130)	(11,458)	(15,340)	(199,928)
Depreciation and amortization	(140,880)	(7,373)	(1,161)	(149,414)	(127,845)	(7,396)	(8,877)	(144,118)
Other expenses:
General and administrative expenses	(36,975)	—	—	(36,975)	(37,538)	—	—	(37,538)
Provision for employee separation expense	(2,314)	—	—	(2,314)	(9,437)	—	—	(9,437)
Impairment of assets	(6,304)	—	—	(6,304)	—	—	—	—
Project costs and other expenses	(1,422)	—	—	(1,422)	(1,936)	(2)	—	(1,938)
Total other expenses	(47,015)	—	—	(47,015)	(48,911)	(2)	—	(48,913)
Interest expense, net (2)	(98,731)	(11,084)	(1,753)	(111,568)	(122,118)	(11,258)	(4,202)	(137,578)
Total expenses	(468,905)	(30,417)	(7,202)	(506,524)	(472,004)	(30,114)	(28,419)	(530,537)
Loss before equity in income of partnerships and discontinued operations	(30,227)	9,778	2,812	(17,637)	(52,657)	8,338	4,627	(39,692)
Equity in income of partnerships	9,778	(9,778)	—	—	8,338	(8,338)	—	—
Loss from continuing operations	(20,449)	—	2,812	(17,637)	(44,319)	—	4,627	(39,692)
Discontinued operations:
Operating results from discontinued operations	2,812	—	(2,812)	—	4,627	—	(4,627)	—
Impairment of assets of discontinued operations	(23,662)	—	—	(23,662)	(3,805)	—	—	(3,805)
Gains on sales of discontinued operations	78,512	—	—	78,512	947	—	—	947
Income from discontinued operations	57,662	—	(2,812)	54,850	1,769	—	(4,627)	(2,858)
Net income (loss)	37,213	—	—	37,213	(42,550)	—	—	(42,550)
Less: net (income) loss attributed to noncontrolling interest	(1,354)	—	—	(1,354)	1,713	—	—	1,713
Net income (loss) attributable to PREIT	35,859	—	—	35,859	(40,837)	—	—	(40,837)
Less: preferred share dividends	(15,848)	—	—	(15,848)	(7,984)	—	—	(7,984)
Net income (loss) attributable to PREIT common shareholders	$20,011	$—	$—	$20,011	$(48,821)	$—	$—	$(48,821)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $863 and $1,549 for the twelve months ended December 31, 2013 and 2012, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Net Operating Income (1)
(in thousands)

	Quarter Ended December 31, 2013				Quarter Ended December 31, 2012
SAME STORE RETAIL/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$80,802	$1,425	$675	$82,902	$79,649	$—	$7,005	$86,654
Expense reimbursements	34,391	252	166	34,809	32,084	—	1,596	33,680
Percentage rent	3,701	—	—	3,701	3,758	—	82	3,840
Lease termination revenue	1,095	—	29	1,124	78	—	—	78
Other real estate revenue	6,362	1	184	6,547	6,305	—	413	6,718
TOTAL REAL ESTATE REVENUE	126,351	1,678	1,054	129,083	121,874	—	9,096	130,970
Operating expenses:
CAM and real estate taxes	(38,281)	(306)	(796)	(39,383)	(35,437)	—	(3,664)	(39,101)
Utilities	(5,079)	(170)	(29)	(5,278)	(4,901)	—	(93)	(4,994)
Other operating expenses	(5,981)	(16)	86	(5,911)	(5,771)	—	(582)	(6,353)
TOTAL OPERATING EXPENSES	(49,341)	(492)	(739)	(50,572)	(46,109)	—	(4,339)	(50,448)
NET OPERATING INCOME	$77,010	$1,186	$315	$78,511	$75,765	$—	$4,757	$80,522

	2013	% change 2012 to 2013	2012
Same store NOI variance
Same store NOI (2)	$77,010	1.6%	$75,765
Same store NOI excluding lease terminations	$75,915	0.3%	$75,687

	Twelve Months Ended December 31, 2013				Twelve Months Ended December 31, 2012
SAME STORE RETAIL/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$305,229	$3,976	$9,049	$318,254	$296,867	$—	$27,136	$324,003
Expense reimbursements	137,298	744	1,805	139,847	130,473	—	6,393	136,866
Percentage rent	5,949	—	25	5,974	5,942	—	108	6,050
Lease termination revenue	1,688	—	78	1,766	1,827	—	75	1,902
Other real estate revenue	15,309	3	784	16,096	15,171	—	1,319	16,490
TOTAL REAL ESTATE REVENUE	465,473	4,723	11,741	481,937	450,280	—	35,031	485,311
Operating expenses:
CAM and real estate taxes	(149,030)	(848)	(4,996)	(154,874)	(139,383)	—	(14,395)	(153,778)
Utilities	(22,255)	(526)	(288)	(23,069)	(22,655)	—	(565)	(23,220)
Other operating expenses	(19,856)	(52)	(676)	(20,584)	(20,813)	—	(2,117)	(22,930)
TOTAL OPERATING EXPENSES	(191,141)	(1,426)	(5,960)	(198,527)	(182,851)	—	(17,077)	(199,928)
NET OPERATING INCOME	$274,332	$3,297	$5,781	$283,410	$267,429	$—	$17,954	$285,383

	2013	% change 2012 to 2013	2012
Same store NOI variance
Same store NOI (2)	$274,332	2.6%	$267,429
Same store NOI excluding lease terminations	$272,644	2.7%	$265,602

(1)	PREIT's proportionate share of partnership operations is "grossed up" to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	Same store NOI definition can be found on page 26.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Income (loss) from continuing operations	$7,423	$(5,126)	$(20,449)	$(44,319)
Dividends on preferred shares	(3,962)	(3,768)	(15,848)	(7,984)
Noncontrolling interest	(225)	198	729	1,778
Dividends on unvested restricted shares	(120)	(119)	(439)	(442)
Income (loss) from continuing operations used to calculate loss per share - basic and diluted	$3,116	$(8,815)	$(36,007)	$(50,967)

Income (loss) from discontinued operations	$408	$(1,746)	$57,662	$1,769
Noncontrolling interest	(56)	75	(2,083)	(65)
Income (loss) from discontinued operations used to calculate earnings per share - basic and diluted	$352	$(1,671)	$55,579	$1,704
Basic earnings (loss) per share
Income (loss) from continuing operations - basic	$0.05	$(0.16)	$(0.56)	$(0.92)
Income (loss) from discontinued operations - basic	—	(0.03)	0.87	0.03
	$0.05	$(0.19)	$0.31	$(0.89)
Diluted earnings (loss) per share
Income (loss) from continuing operations - diluted	$0.05	$(0.16)	$(0.56)	$(0.92)
Income (loss) from discontinued operations - diluted	—	(0.03)	0.87	0.03
	$0.05	$(0.19)	$0.31	$(0.89)

Weighted average common shares outstanding	68,216	55,988	64,265	55,867
Weighted average unvested restricted shares	(599)	(741)	(603)	(745)
Weighted average shares outstanding - basic	67,617	55,247	63,662	55,122
Weighted average effect of common share equivalents (1)	844	—	—	—
Total weighted average shares outstanding - diluted	68,461	55,247	63,662	55,122

(1)
For the three months ended December 31, 2012 and twelve months ended December 31, 2013 and December 31, 2012, there are net losses allocable to common shareholders from continuing operations. Therefore, the effect of common share equivalents of 1,149 for the three months ended December 31, 2012, and 876 and 1,131 for the twelve months ended December 31, 2013 and 2012, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Quarter Ended December 31, 2013					Quarter Ended December 31, 2012
	Continuing Operations					Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$117,937	$10,512	$634	$129,083		$112,462	$9,946	$8,562	$130,970
Operating expenses	(47,081)	(3,192)	(299)	(50,572)		(43,464)	(3,049)	(3,935)	(50,448)
NET OPERATING INCOME	70,856	7,320	335	78,511		68,998	6,897	4,627	80,522
General and administrative expenses	(10,395)	—	—	(10,395)		(8,720)	—	—	(8,720)
Provision for employee separation expense	—	—	—	—		(3,683)	—	—	(3,683)
Other income	1,459	—	—	1,459		1,280	—	—	1,280
Project costs and other expenses	(561)	—	—	(561)		(1,159)	—	—	(1,159)
Interest expense, net	(20,227)	(2,779)	—	(23,006)		(30,587)	(2,809)	(1,171)	(34,567)
Depreciation on non real estate assets	(332)	—	—	(332)		(220)	—	—	(220)
Dividends on preferred shares	(3,962)	—	—	(3,962)		(3,768)	—	—	(3,768)
FFO	36,838	4,541	335	41,714		22,141	4,088	3,456	29,685
Depreciation on real estate assets	(36,074)	(1,844)	(87)	(38,005)		(33,264)	(1,859)	(2,344)	(37,467)
Equity in income of partnerships	2,697	(2,697)	—	—		2,229	(2,229)	—	—
Operating results from discontinued operations	248	—	(248)	—		1,112	—	(1,112)	—
Impairment of assets	—	—	—	—		(3,805)	—	—	(3,805)
Gains on sales of discontinued operations	160	—	—	160		947	—	—	947
Preferred share dividends	3,962	—	—	3,962		3,768	—	—	3,768
Net income (loss)	$7,831	$—	$—	$7,831		$(6,872)	$—	$—	$(6,872)
FFO	$36,838	$4,541	$335	$41,714		$22,141	$4,088	$3,456	$29,685
Provision for employee separation expenses	—	—	—	—		3,683	—	—	3,683
Accelerated amortization of deferred financing costs	—	—	—	—		690	—	—	690
Loss on hedge ineffectiveness	—	—	—	—		1,162	—	—	1,162
FFO AS ADJUSTED	$36,838	$4,541	$335	$41,714		$27,676	$4,088	$3,456	$35,220
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$36,838	$4,541	$335	$41,714		$27,676	$4,088	$3,456	$35,220
Adjustments:
Straight line rent	(392)	(33)	(1)	(426)		(996)	4	54	(938)
Recurring capital expenditures	(7,593)	(374)	—	(7,967)		(6,364)	(4)	—	(6,368)
Tenant allowances	(11,122)	(317)	—	(11,439)		(11,134)	(686)	(557)	(12,377)
Capitalized leasing costs	(1,359)	—	—	(1,359)		(1,199)	—		(1,199)
Amortization of mortgage loan premium	—	—	—	—		—	—	—	—
Amortization of above- and below-market lease intangibles	(289)	(21)	(1)	(311)		(102)	(30)	(2)	(134)
FAD	$16,083	$3,796	$333	$20,212		$7,881	$3,372	$2,951	$14,204
Weighted average number of shares outstanding				67,617					55,247
Weighted average effect of full conversion of OP Units				2,129					2,301
Effect of common share equivalents				844					1,149
Total weighted average shares outstanding, including OP Units				70,590					58,697
FFO PER DILUTED SHARE AND OP UNIT				$0.59					$0.51
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$0.59					$0.60
FAD PER DILUTED SHARE AND OP UNIT				$0.29					$0.24
DIVIDEND PER COMMON SHARE				$0.20					$0.16
PAYOUT RATIOS
Payout ratio of FFO				39.0%	(1)				35.5%	(2)
Payout ratio of FFO as adjusted				36.8%	(1)				33.7%	(2)
Payout ratio of FAD				67.0%	(1)				59.8%	(2)

(1)	Twelve months ended December 31, 2013.

(2)	Twelve months ended December 31, 2012.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Twelve Months Ended December 31, 2013					Twelve Months Ended December 31, 2012
	Continuing Operations					Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$431,728	$40,195	$10,014	$481,937		$413,813	$38,452	$33,046	$485,311
Operating expenses	(182,279)	(11,960)	(4,288)	(198,527)		(173,130)	(11,458)	(15,340)	(199,928)
NET OPERATING INCOME	249,449	28,235	5,726	283,410		240,683	26,994	17,706	285,383
General and administrative expenses	(36,975)	—	—	(36,975)		(37,538)	—	—	(37,538)
Provision for employee separation expense	(2,314)	—	—	(2,314)		(9,437)	—	—	(9,437)
Other income	6,950	—	—	6,950		5,534	—	—	5,534
Project costs and other expenses	(1,422)	—	—	(1,422)		(1,936)	(2)	—	(1,938)
Interest expense, net	(98,731)	(11,084)	(1,753)	(111,568)		(122,118)	(11,258)	(4,202)	(137,578)
Depreciation on non real estate assets	(1,132)	—	—	(1,132)		(825)	—	—	(825)
Dividends on preferred shares	(15,848)	—	—	(15,848)		(7,984)	—	—	(7,984)
FFO	99,977	17,151	3,973	121,101		66,379	15,734	13,504	95,617
Depreciation on real estate assets	(139,748)	(7,373)	(1,161)	(148,282)		(127,020)	(7,396)	(8,877)	(143,293)
Impairment of assets	(6,304)	—	—	(6,304)		—	—	—	—
Equity in income of partnerships	9,778	(9,778)	—	—		8,338	(8,338)	—	—
Operating results from discontinued operations	2,812	—	(2,812)	—		4,627	—	(4,627)	—
Impairment of assets of discontinued operations	(23,662)	—	—	(23,662)		(3,805)	—	—	(3,805)
Gains on sales of discontinued operations	78,512	—	—	78,512		947	—	—	947
Dividends on preferred shares	15,848	—	—	15,848		7,984	—	—	7,984
Net income (loss)	$37,213	$—	$—	$37,213		$(42,550)	$—	$—	$(42,550)
FFO	$99,977	$17,151	$3,973	$121,101		$66,379	$15,734	$13,504	$95,617
Provision for employee separation expenses	2,314	—	—	2,314		9,437	—	—	9,437
Loss on hedge ineffectiveness	3,409	—	—	3,409		1,162	—	—	1,162
Accelerated amortization of deferred financing costs	1,076	—	—	1,076		690	—	—	690
FFO AS ADJUSTED	$106,776	$17,151	$3,973	$127,900		$77,668	$15,734	$13,504	$106,906
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$106,776	$17,151	$3,973	$127,900		$77,668	$15,734	$13,504	$106,906
Adjustments:
Straight line rent	(1,476)	(146)	51	(1,571)		(2,387)	63	153	(2,171)
Recurring capital expenditures	(15,511)	(855)	(130)	(16,496)		(13,921)	(298)	(125)	(14,344)
Tenant allowances	(24,938)	(518)	—	(25,456)		(27,173)	(1,084)	(1,111)	(29,368)
Capitalized leasing costs	(5,261)	—	—	(5,261)		(5,336)	—	—	(5,336)
Amortization of mortgage loan premium	—	—	—	—		(282)	—	—	(282)
Amortization of above- and below-market lease intangibles	(950)	(94)	(15)	(1,059)		(285)	(124)	(11)	(420)
Amortization of exchangeable notes debt discount	—	—	—	—		849	—	—	849
FAD	$58,640	$15,538	$3,879	$78,057		$29,133	$14,291	$12,410	$55,834
Weighted average number of shares outstanding				63,662					55,122
Weighted average effect of full conversion of OP Units				2,194					2,310
Effect of common share equivalents				876					1,131
Total weighted average shares outstanding, including OP Units				66,732					58,563
FFO PER DILUTED SHARE AND OP UNIT				$1.81					$1.63
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$1.92					$1.83
FAD PER DILUTED SHARE AND OP UNIT				$1.17					$0.95
DIVIDEND PER COMMON SHARE				$0.74					$0.63
PAYOUT RATIOS
Payout ratio of FFO				40.9%	(1)				38.7%	(2)
Payout ratio of FFO as adjusted				38.5%	(1)				34.4%	(2)
Payout ratio of FAD				63.2%	(1)				66.3%	(2)

(1)	Twelve months ended December 31, 2013.

(2)	Twelve months ended December 31, 2012.

Pennsylvania Real Estate Investment Trust
2013 Leasing Activity Summary

			Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements psf (2)
	Number	GLA	Previous	New(1)	Dollar	%
New Leases: (3)
1st Quarter	33	95,895	N/A	$39.60	$39.60	N/A	$7.82
2nd Quarter (4)	53	144,481	N/A	39.73	39.73	N/A	7.36
3rd Quarter (5)	60	234,946	N/A	26.74	26.74	N/A	6.31
4th Quarter (6)	31	141,916	N/A	25.03	25.03	N/A	4.47
Total/Average	177	617,238	N/A	$31.39	$31.39	N/A	$6.37

Renewal - non-anchor tenants 10k sf and under: (7)
1st Quarter	73	216,780	$35.21	$36.93	$1.72	4.9%	$0.04
2nd Quarter	107	249,256	34.98	36.81	1.83	5.2%	—
3rd Quarter	63	184,923	34.06	36.28	2.22	6.5%	—
4th Quarter	89	224,112	35.73	36.03	0.30	0.8%	0.15
Total/Average	332	875,071	$35.03	$36.53	$1.50	4.3%	$0.05

Renewal - non-anchor tenants greater than 10k sf: (7)
1st Quarter	1	11,521	$7.49	$7.23	$(0.26)	(3.5)%	$—
2nd Quarter	1	20,308	7.60	15.43	7.83	103.0%	—
3rd Quarter	3	47,600	16.32	13.25	(3.07)	(18.8)%	—
4th Quarter	6	99,714	31.71	22.50	(9.21)	(29.0)%	2.00
Total/Average	11	179,143	$23.33	$18.26	$(5.07)	(21.7)%	$1.11

Anchor Renewal:
1st Quarter	1	83,835	$8.58	$9.10	$0.52	6.1%	$—
2nd Quarter	4	374,700	3.59	3.24	(0.35)	(9.7)%	—
3rd Quarter	8	666,739	4.64	4.84	0.20	4.3%	0.10
4th Quarter	3	305,613	3.09	3.32	0.23	7.4%	—
Total/Average	16	1,430,887	$4.26	$4.35	$0.09	2.1%	$0.05

(1)	New rent is the initial amount payable upon rent commencement.

(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(3)	This category includes newly constructed and recommissioned space.

(4)	Excluding tenants greater than 10k square feet, average gross rent per square foot for new leases was $51.11.

(5)	Excluding tenants greater than 10k square feet, average gross rent per square foot for new leases was $30.91.

(6)	Excluding tenants greater than 10k square feet, average gross rent per square foot for new leases was $34.83.

(7)	This category includes expansions and lease extensions.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	December 31, 2013						December 31, 2012						Change
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor					Total	Non-Anchor				Total	Non-Anchor

Premier Malls	32.5%	$526	$66.64	13.2%	98.0%	97.1%	30.9%	$530	$63.65	12.4%	97.5%	96.3%	(0.8)%	4.7%	0.8%	0.5%	0.8%
Core Growth Malls	47.2%	$356	$41.87	12.8%	94.9%	93.5%	44.6%	$356	$41.43	12.6%	93.9%	91.5%	—%	1.1%	0.2%	1.0%	2.0%
Opportunistic Malls	11.2%	$266	$26.61	11.3%	93.6%	90.3%	11.1%	$268	$25.96	11.0%	94.0%	88.6%	(0.7)%	2.5%	0.3%	(0.4)%	1.7%
Non Core Malls	2.9%	$246	$28.10	12.1%	91.3%	90.3%	3.0%	$250	$26.40	11.4%	91.5%	90.8%	(1.6)%	6.4%	0.7%	(0.2)%	(0.5)%
Total Malls	93.8%	$380	$44.52	12.7%	95.0%	93.5%	89.6%	$382	$43.20	12.3%	94.4%	92.0%	(0.5)%	3.1%	0.4%	0.6%	1.5%
Strip and Power Centers	4.0%	N/A	$18.24	N/A	95.0%	93.2%	4.0%	N/A	$18.25	N/A	94.5%	92.5%	N/A	(0.1)%	N/A	0.5%	0.7%
Total Retail Properties	97.8%	N/A	$40.16	N/A	95.0%	93.5%	93.5%	N/A	$39.13	N/A	94.4%	92.0%	N/A	2.6%	N/A	0.6%	1.5%
Sold Properties (3)	2.0%	N/A	N/A	N/A	N/A	N/A	6.2%	N/A	$22.58	N/A	91.4%	82.5%	N/A	N/A	N/A	N/A	N/A
Other Properties	0.2%	N/A	N/A	N/A	N/A	N/A	0.3%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%		$40.16		95.0%	93.5%	100.0%		$37.46		94.1%	91.1%		7.2%		0.9%	2.4%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less. Average gross rent for strip and power centers includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $17.42 per square foot as of December 31, 2013 and $17.26 per square foot as of December 31, 2012.

(3)	Includes Chambersburg Mall, Christiana Center, Commons at Magnolia, Orlando Fashion Square, Paxton Towne Centre, and Phillipsburg Mall.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	December 31, 2013			December 31, 2012			Change
	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales(1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %
Premier Malls
Cherry Hill Mall	$621	95.6%	94.8%	$632	95.1%	94.1%	(1.7)%	0.5%	0.7%
Lehigh Valley Mall	559	98.3%	97.2%	568	98.2%	97.0%	(1.6)%	0.1%	0.2%
Woodland Mall	513	99.7%	99.7%	530	98.3%	98.3%	(3.2)%	1.4%	1.4%
Jacksonville Mall	461	100.0%	100.0%	494	99.8%	99.6%	(6.7)%	0.2%	0.4%
Dartmouth Mall	437	98.7%	97.9%	425	97.3%	95.6%	2.8%	1.4%	2.3%
Willow Grove Park	435	97.6%	95.2%	409	97.7%	95.2%	6.4%	(0.1)%	—%
Premier Malls Subtotal	$526	98.0%	97.1%	$530	97.5%	96.3%	(0.8)%	0.5%	0.8%
Core Growth Malls
Springfield Mall	$401	97.5%	97.5%	$387	94.7%	94.7%	3.6%	2.8%	2.8%
The Mall at Prince Georges	396	99.8%	99.7%	383	98.0%	95.7%	3.4%	1.8%	4.0%
Patrick Henry Mall	392	96.5%	94.9%	389	97.8%	95.8%	0.8%	(1.3)%	(0.9)%
Wyoming Valley Mall	381	97.5%	92.8%	383	97.6%	93.2%	(0.5)%	(0.1)%	(0.4)%
Valley View Mall	379	98.3%	97.7%	382	96.9%	95.8%	(0.8)%	1.4%	1.9%
Capital City Mall	379	98.2%	96.9%	371	96.9%	94.6%	2.2%	1.3%	2.3%
Viewmont Mall	361	99.4%	98.3%	370	99.0%	97.5%	(2.4)%	0.4%	0.8%
Valley Mall	360	97.7%	96.0%	372	95.1%	91.5%	(3.2)%	2.6%	4.5%
Francis Scott Key Mall	357	99.5%	99.1%	344	97.1%	95.3%	3.8%	2.4%	3.8%
The Gallery at Market East	356	77.3%	79.4%	342	72.6%	82.7%	4.1%	4.7%	(3.3)%
Magnolia Mall	351	98.7%	97.0%	338	99.3%	98.4%	3.8%	(0.6)%	(1.4)%
Crossroads Mall	344	97.5%	94.5%	360	96.1%	91.7%	(4.4)%	1.4%	2.8%
Moorestown Mall	342	92.6%	83.6%	357	92.2%	80.6%	(4.2)%	0.4%	3.0%
Plymouth Meeting Mall	329	94.2%	91.1%	321	90.1%	84.9%	2.5%	4.1%	6.2%
Exton Square Mall	315	96.1%	91.5%	329	94.6%	88.1%	(4.3)%	1.5%	3.4%
Logan Valley Mall	315	98.2%	95.8%	321	97.8%	94.7%	(1.9)%	0.4%	1.1%
Cumberland Mall	309	95.3%	92.2%	320	94.3%	90.5%	(3.4)%	1.0%	1.7%
Gadsden Mall	299	97.5%	93.9%	325	94.9%	87.2%	(8.0)%	2.6%	6.7%
Core Growth Malls Subtotal	$356	94.9%	93.5%	$356	93.9%	91.5%	—%	1.0%	2.0%
Opportunistic Malls
Palmer Park Mall	$300	98.1%	93.9%	$293	95.2%	84.8%	2.4%	2.9%	9.1%
New River Valley Mall	275	86.1%	97.2%	273	98.8%	97.8%	0.7%	(12.7)%	(0.6)%
Beaver Valley Mall	272	97.5%	94.6%	247	96.1%	91.5%	10.1%	1.4%	3.1%
Wiregrass Commons Mall	270	92.0%	88.4%	292	91.4%	87.4%	(7.5)%	0.6%	1.0%
Uniontown Mall	266	97.4%	94.1%	278	95.5%	89.7%	(4.3)%	1.9%	4.4%
Washington Crown Center	259	91.6%	84.4%	252	93.9%	88.7%	2.8%	(2.3)%	(4.3)%
Lycoming Mall	255	98.0%	96.1%	270	98.0%	96.3%	(5.6)%	—%	(0.2)%
Voorhees Town Center	219	73.2%	72.8%	217	68.3%	67.9%	0.9%	4.9%	4.9%
Opportunistic Malls Subtotal	$266	93.6%	90.3%	$268	94.0%	88.6%	(0.7)%	(0.4)%	1.7%
Non Core Malls
North Hanover Mall	$269	84.6%	87.9%	$250	85.0%	89.3%	7.6%	(0.4)%	(1.4)%
Nittany Mall	238	94.8%	89.6%	251	96.1%	92.1%	(5.2)%	(1.3)%	(2.5)%
South Mall	236	95.0%	92.3%	247	93.9%	90.7%	(4.5)%	1.1%	1.6%
Non Core Malls Subtotal	$246	91.3%	90.3%	$250	91.5%	90.8%	(1.6)%	(0.2)%	(0.5)%
Same Store Malls weighted average	$380	95.0%	93.5%	$382	94.4%	92.0%	(0.5)%	0.6%	1.5%
Sold Properties	N/A	N/A	N/A	$227	88.7%	75.5%	N/A	N/A	N/A
Total Reported weighted average	$380	95.0%	93.5%	$372	93.9%	90.8%	2.3%	1.1%	2.7%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust
Strip and Power Center Occupancy Percentages

	December 31, 2013		December 31, 2012		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Metroplex Shopping Center	100.0%	100.0%	100.0%	100.0%	—%	—%
The Court at Oxford Valley	88.5%	86.7%	88.6%	86.9%	(0.1)%	(0.2)%
Red Rose Commons	100.0%	100.0%	100.0%	100.0%	—%	—%
Springfield Park	100.0%	100.0%	90.0%	71.7%	10.0%	28.3%
Whitehall Mall	92.7%	85.2%	93.1%	85.7%	(0.4)%	(0.5)%
Strip and Power Center Weighted Average	95.0%	93.2%	94.5%	92.5%	0.5%	0.7%

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant (1)	Total Number of Locations	Percentage of Annualized Gross Rent (2)
Gap, Inc.	41	2.9%
Limited Brands, Inc.	68	2.8%
Foot Locker, Inc.	60	2.8%
J.C. Penney Company, Inc.(3)	27	2.5%
American Eagle Outfitters, Inc.	39	2.5%
Sears Holding Corporation (4)	26	2.0%
Signet Jewelers Limited	37	1.5%
Zale Corporation	64	1.4%
Commonwealth of Pennsylvania	2	1.4%
Luxottica Group S.p.A.	46	1.4%
Ascena Retail Group, Inc.	43	1.3%
Abercrombie & Fitch Co.	19	1.3%
Genesco, Inc.	59	1.3%
Macy's, Inc.	24	1.2%
Aeropostale, Inc.	38	1.2%
The Finish Line, Inc.	26	1.2%
The Children's Place Retail Stores, Inc.	27	1.2%
Shoe Show, Inc.	28	1.1%
Dick's Sporting Goods, Inc.	9	1.1%
Boscov's Department Store	8	1.1%
Total Top 20 Tenants	691	33.2%
Total Leases	2,906	100.00%

(1)	Tenant includes all brands and concepts of the tenant and includes stores that are PREIT owned and not PREIT owned.

(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	Includes a landlord owned store located at Exton Square Mall which the tenant has announced that it intends to close in 2014.

(4)	Includes a landlord owned store located at The Gallery at Market East which the tenant has announced that it intends to close in 2014.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of December 31, 2013
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2013 and Prior	193	526,077	4.6%	18,366	17,171	5.0%	$34.91
2014	487	1,438,726	12.5%	45,279	43,400	12.6%	31.47
2015	402	1,576,589	13.7%	50,110	46,029	13.3%	31.78
2016	392	1,563,326	13.6%	53,597	48,609	14.1%	34.28
2017	304	1,054,051	9.1%	37,553	33,527	9.7%	35.63
2018	261	1,233,311	10.7%	40,038	36,261	10.5%	32.46
2019	165	828,922	7.2%	27,826	25,675	7.4%	33.57
2020	129	806,010	7.0%	23,815	22,293	6.4%	29.55
2021	122	521,152	4.5%	19,099	17,153	5.0%	36.65
2022	130	645,852	5.6%	21,591	19,210	5.5%	33.43
2023	153	866,960	7.5%	27,250	24,252	7.0%	31.43
Thereafter	71	466,511	4.0%	12,713	12,140	3.5%	27.25
Total/Average	2,809	11,527,487	100.0%	377,237	345,720	100.0%	$32.72

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2014	4	320,649	3.1%	$1,770	$1,770	3.3%	$5.52
2015	12	1,210,881	11.7%	6,137	6,137	11.6%	5.07
2016	19	1,872,374	18.0%	7,618	7,618	14.3%	4.07
2017	10	1,400,890	13.5%	4,589	4,207	7.9%	3.28
2018	14	1,325,258	12.7%	5,973	5,973	11.2%	4.51
2019	16	1,774,333	17.1%	6,533	6,035	11.4%	3.68
2020	4	450,227	4.3%	1,267	1,267	2.4%	2.81
2021	4	481,791	4.6%	5,532	4,182	7.9%	11.48
2022	4	521,173	5.0%	2,645	2,645	5.0%	5.08
Thereafter	10	1,034,771	10.0%	13,768	13,293	25.0%	13.31
Total/Average	97	10,392,347	100.0%	$55,832	$53,127	100.0%	$5.37

(1)	Only includes owned space.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 507,441 square feet.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of December 31, 2013
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton(1)	Other(s)	Total	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	NJ	100%	2003	1961/2009	138	—	—	—	—	—	—	138	305	174	—	—	—	—	479	204	449	36	1,306
Dartmouth Mall	MA	100%	1997	1971/2000	—	—	100	108	—	—	—	208	140	—	—	—	—	—	140	142	173	6	669
Jacksonville Mall	NC	100%	2003	1981/2008	—	—	52	117	—	—	73	242	—	—	—	—	—	—	—	99	149	—	490
Lehigh Valley Mall	PA	50%	1973	1977/2007	—	212	—	—	165	—	—	377	—	207	—	—	—	—	207	183	386	16	1,169
Willow Grove Park	PA	100%	2000-03	1982/2001	40	225	125	—	—	—	—	390	237	—	176	—	—	—	413	77	281	18	1,179
Woodland Mall	MI	100%	2005	1968/1998	—	—	—	—	—	—	—	—	157	255	313	—	—	—	725	167	277	1	1,170
Total Premier Malls					178	437	277	225	165	—	73	1,355	839	636	489	—	—	—	1,964	872	1,715	77	5,983
Core Growth Malls
Capital City Mall	PA	100%	2003	1974/2005	—	—	103	101	—	—	—	204	120	—	—	—	—	—	120	81	200	9	614
Crossroads Mall	WV	100%	2003	1981	—	—	90	87	—	—	78	255	—	—	—	—	—	—	—	74	128	12	469
Cumberland Mall	NJ	100%	2005	1973/2003	—	—	51	—	—	—	213	264	—	—	—	155	—	118	273	210	162	32	941
Exton Square Mall	PA	100%	2003	1973/2000	—	—	118	144	178	—	—	440	181	—	96	—	—	—	277	58	280	31	1,086
Francis Scott Key Mall	MD	100%	2003	1978/1991	—	—	101	121	—	—	—	222	139	—	—	—	—	—	139	141	215	3	720
Gadsden Mall	AL	100%	2005	1974/1990	—	—	88	112	—	—	101	301	—	—	—	—	—	—	—	96	97	12	506
The Gallery at Market East (2)	PA	100%	2003	1977/1990	—	—	—	133	—	—	621	754	—	—	—	—	—	—	—	119	227	324	1,424
Logan Valley Mall	PA	100%	2003	1960/1997	—	150	146	159	—	—	—	455	—	—	—	—	—	—	—	59	254	14	782
Magnolia Mall	SC	100%	1997	1979/2007	—	—	104	91	—	—	148	343	—	—	—	—	—	—	—	99	170	8	620
Moorestown Mall	NJ	100%	2003	1963/2008	—	—	—	206	203	—	—	409	200	—	—	—	—	121	321	72	207	55	1,064
Patrick Henry Mall	VA	100%	2003	1988/2005	—	—	85	—	—	—	50	135	140	—	—	—	—	145	285	38	244	15	717
Plymouth Meeting Mall	PA	100%	2003	1966/2009	—	—	—	—	189	—	65	254	215	—	—	—	—	—	215	198	238	43	948
The Mall at Prince Georges	MD	100%	1998	1959/2004	—	196	149	—	—	—	135	480	—	—	—	—	—	—	—	155	282	1	918
Springfield Mall	PA	50%	2005	1974/1997	—	—	—	—	—	—	—	—	192	—	—	—	—	196	388	10	208	6	612
Valley Mall	MD	100%	2003	1974/1999	—	—	157	—	—	123	—	280	120	—	123	—	—	—	243	128	247	16	914
Valley View Mall	WI	100%	2003	1980/2001	—	—	96	—	—	—	—	96	100	—	113	—	42	—	255	74	174	6	605
Viewmont Mall	PA	100%	2003	1968/2006	—	—	193	193	—	—	—	386	140	—	—	—	—	—	140	83	154	5	768
Wyoming Valley Mall	PA	100%	2003	1971/2006	—	146	173	118	—	155	—	592	—	—	—	—	—	—	—	104	191	23	910
Core Growth Malls					—	492	1,654	1,465	570	278	1,411	5,870	1,547	—	332	155	42	580	2,656	1,799	3,678	615	14,618
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of December 31, 2013 (continued)
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton(1)	Other(s)	Total	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Opportunistic Malls
Beaver Valley Mall	PA	100%	2002	1970/1991	—	—	126	191	194	—	—	511	205	—	—	—	—	—	205	193	221	24	1,154
Lycoming Mall	PA	100%	2003	1978/2007	—	—	62	130	—	60	81	333	120	—	—	—	—	—	120	162	185	14	814
New River Valley Mall	VA	100%	2003	1988/2007	—	—	50	—	—	—	88	138	—	—	—	—	—	—	—	135	126	64	463
Palmer Park Mall	PA	100%	1972/2003	1972/1998	—	—	—	—	192	122	—	314	—	—	—	—	—	—	—	—	135	9	458
Uniontown Mall	PA	100%	2003	1972/1990	—	—	63	100	—	80	148	391	—	—	—	—	—	—	—	102	189	18	700
Voorhees Town Center	NJ	100%	2003	1970/2007	—	—	—	—	4	—	—	4	224	—	—	173	—	24	421	68	153	83	729
Washington Crown Center	PA	100%	2003	1969/1999	—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	89	154	45	673
Wiregrass Commons Mall	AL	100%	2003	1986/2008	—	—	—	—	—	—	95	95	—	84	—	—	—	248	332	10	175	24	636
Opportunistic Malls					—	—	301	504	390	340	496	2,031	689	84	—	173	—	272	1,218	759	1,338	281	5,627
Non Core Malls
Nittany Mall	PA	100%	2003	1968/1990	—	—	63	98	—	61	—	222	95	—	—	—	—	—	95	13	181	22	533
North Hanover Mall	PA	100%	2003	1967/1999	—	—	99	104	—	—	51	254	—	—	—	—	—	—	—	21	108	72	455
South Mall	PA	100%	2003	1975/1992	—	—	—	—	—	102	38	140	—	—	—	—	—	—	—	149	97	20	406
Non Core Malls					—	—	162	202	—	163	89	616	95	—	—	—	—	—	95	183	386	114	1,394
Strip and Power Centers
Metroplex Shopping Center	PA	50%	1999	2001	—	—	—	—	—	—	67	67	—	—	—	—	—	301	301	354	56	—	778
The Court at Oxford Valley	PA	50%	1997	1996	—	—	—	—	—	—	60	60	—	—	—	—	—	247	247	290	54	53	704
Red Rose Commons	PA	50%	1998	1998	—	—	—	—	—	—	—	—	—	—	—	—	—	200	200	248	15	—	463
Springfield Park	PA	50%	1997/1998	1997/1998	—	—	—	—	—	—	98	98	—	—	—	—	—	146	146	21	22	—	287
Whitehall Mall	PA	50%	1964	1964/1998	—	—	—	213	—	—	82	295	—	—	—	—	—	—	—	196	47	42	580
Strip and Power Centers					—	—	—	213	—	—	307	520	—	—	—	—	—	894	894	1,109	194	95	2,812
Portfolio Totals					178	929	2,394	2,609	1,125	781	2,376	10,392	3,170	720	821	328	42	1,746	6,827	4,722	7,311	1,182	30,434

(1)	Does not include The Bon-Ton store located at Westgate.

(2)	jcpenney announced it will close this landlord owned store at this property in 2014.

(3)	Includes K-Mart located at 907 Market Street, which was acquired in April 2013. Sears announced it will close this landlord owned store in 2014.

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of December 31, 2013

	Department Store Tenants
Properties	Belk	Bon-Ton (1)	Boscov’s	Burlington Coat Factory	Dillard’s	jcpenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Premier Malls
Cherry Hill Mall	—	—	—	—	—	(2)	—	—	(2)	2025	—	—
Dartmouth Mall	—	—	—	—	—	2019	—	—	(2)	—	2016	—
Jacksonville Mall	2016	—	—	—	—	2015	—	—	—	—	2016	—
Lehigh Valley Mall	—	—	2017	—	—	(2)	—	—	2017	—	—	—
Willow Grove Park (3)	—	—	—	—	—	2032	—	—	2022, (2)	2022	(2)	—
Woodland Mall	—	—	—	—	—	(2)	(2)	—	(2)	—	(2)	—

Core Growth Malls
Capital City Mall	—	—	—	—	—	2015	—	—	(2)	—	2014	—
Crossroads Mall	2014	—	—	—	—	2016	—	—	—	—	2016	—
Cumberland Mall	—	—	(2)	2019	—	2018	—	—	—	—	—	—
Exton Square Mall (4)(5)	—	—	2019	—	—	2020	—	—	(2)	—	2019, (2)	—
Francis Scott Key Mall	—	—	—	—	—	2016	—	—	(2)	—	2018	—
Gadsden Mall	2019	—	—	—	—	2028	—	—	—	—	2019	—
The Gallery at Market East (6)	—	—	—	2032	—	—	—	—	—	—	2014	—
Logan Valley Mall	—	—	—	—	—	2017	—	—	2020	—	2016	—
Magnolia Mall	2016	—	—	—	—	2017	—	—	—	—	2017	—
Moorestown Mall	—	—	2015	—	—	—	—	(2)	(2)	—	2022	—
Patrick Henry Mall	—	—	—	—	(2)	2015	—	—	(2)	—	—	—
Plymouth Meeting Mall	—	—	2016	—	—	—	—	—	(2)	—	—	—
The Mall at Prince Georges	—	—	—	—	—	2016	—	—	2018	—	—	2019
Springfield Mall	—	—	—	—	—	—	—	—	(2)	—	—	(2)
Valley Mall	—	2019	—	—	—	2019	—	—	(2)	—	(2)	—
Valley View Mall	—	(2)	—	—	—	2015	—	—	(2)	—	(2)	—
Viewmont Mall	—	—	—	—	—	2015	—	—	(2)	—	2015	—
Wyoming Valley Mall	—	2017	—	—	—	2017	—	—	2017	—	2016	—

(continued on next page)

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of December 31, 2013 (continued)

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory	Dillard’s	jcpenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Opportunistic Malls
Beaver Valley Mall	—	—	2018	—	—	2017	—	—	(2)	—	2016	—
Lycoming Mall	—	2016	—	2019	—	2015	—	—	(2)	—	2018	—
New River Valley Mall	2020	—	—	—	—	2018	—	—	—	—	—	—
Palmer Park Mall	—	2019	2018	—	—	—	—	—	—	—	—	—
Uniontown Mall	—	2016	—	2019	—	2015	—	—	—	—	2018	—
Voorhees Town Center	—	—	(2)	—	—	—	—	—	(2)	—	—	—
Washington Crown Center	—	2018	—	—	—	—	—	—	(2)	—	2019	—
Wiregrass Commons Mall	(2)	—	—	2020	(2)	(2)	—	—	—	—	—	—

Non Core Malls
Nittany Mall	—	2018	—	—	—	2015	—	—	(2)	—	2015	—
North Hanover Mall	—	—	—	—	—	2027	—	—	—	—	2019	—
South Mall	—	2016	—	—	—	—	—	—	—	—	—	—

Strip and Power Centers
Metroplex Shopping Center	—	—	—	—	—	—	—	—	—	—	—	(2)
The Court at Oxford Valley	—	—	—	—	—	—	—	—	—	—	—	—
Red Rose Commons	—	—	—	—	—	—	—	—	—	—	—	—
Springfield Park	—	—	—	—	—	—	—	—	—	—	—	(2)
Whitehall Mall	—	—	—	—	—	—	2017	—	—	—	2021	—
Total PREIT Owned Department Stores	5	9	6	6	—	23	1	—	5	2	21	1
Total Non-PREIT Owned Department Stores	1	1	2	—	2	4	1	1	19	—	5	4

(1)	Total PREIT owned department stores does not include The Bon-Ton store located at Westgate.

(2)	Department store is not PREIT owned.

(3)	The property has a Macy’s that is PREIT owned and a Bloomingdale’s that is not PREIT owned.

(4)	The property has a Sears that is PREIT owned and a K-Mart that is not PREIT owned.

(5)	jcpenney announced it will close this landlord owned store at this property in 2014.

(6)	Includes K-Mart located at 907 Market Street, which was acquired in April 2013. Sears announced it will close this landlord owned store in 2014.

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
Proportionate Consolidation Method (1)
(in thousands, except per share amounts)

	December 31, 2013			December 31, 2012
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,450,317	$218,167	$3,668,484	$3,395,681	$216,939	$3,612,620
Construction in progress	68,835	953	69,788	68,619	811	69,430
Land held for development	8,716	—	8,716	13,240	—	13,240
Total investments in real estate	3,527,868	219,120	3,746,988	3,477,540	217,750	3,695,290
Accumulated depreciation	(1,012,746)	(86,289)	(1,099,035)	(907,928)	(80,112)	(988,040)
Net investments in real estate	2,515,122	132,831	2,647,953	2,569,612	137,638	2,707,250
Investments in partnerships, at equity	15,963	(15,963)	—	14,855	(14,855)	—
Other assets:
Cash and cash equivalents	34,230	7,637	41,867	33,990	4,883	38,873
Rent and other receivables (2)	46,439	1,783	48,222	38,473	1,824	40,297
Intangible assets, net	9,075	70	9,145	8,673	108	8,781
Deferred costs and other assets, net	97,752	15,889	113,641	97,399	15,585	112,984
Assets held for sale	—	—	—	114,622	—	114,622
Total assets	$2,718,581	$142,247	$2,860,828	$2,877,624	$145,183	$3,022,807
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,502,650	$198,451	$1,701,101	$1,718,052	$201,717	$1,919,769
Term Loans	—	—	—	182,000	—	182,000
Revolving Facility	130,000	—	130,000	—	—	—
Tenants’ deposits and deferred rent	17,896	4,151	22,047	14,862	4,027	18,889
Distributions in excess of partnership investments	64,491	(64,491)	—	64,874	(64,874)	—
Fair value of derivative instruments	844	—	844	9,742	—	9,742
Liabilities related to assets held for sale	—	—	—	102,417	—	102,417
Other liabilities	76,248	4,136	80,384	72,448	4,313	76,761
Total liabilities	1,792,129	142,247	1,934,376	2,164,395	145,183	2,309,578
Equity:
Total equity	926,452	—	926,452	713,229	—	713,229
Total liabilities and equity	$2,718,581	$142,247	$2,860,828	$2,877,624	$145,183	$3,022,807

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)
Total includes straight line rent of $28.9 million ($26.4 million consolidated, $2.5 million unconsolidated) as of December 31, 2013 and $27.5 million ($25.2 million consolidated, $2.3 million unconsolidated) as of December 31, 2012.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1)
(in thousands)

	December 31, 2013				December 31, 2012
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$72,133	$—	$27,238	$44,895	$70,831	$—	$24,292	$46,539
Capital City Mall	98,304	—	30,772	67,532	96,517	1,041	27,761	69,797
Chambersburg Mall	—	—	—	—	38,432	—	9,890	28,542
Cherry Hill Mall	461,126	—	139,719	321,407	457,756	30	117,401	340,385
Crossroads Mall	47,658	192	12,959	34,891	45,719	264	11,192	34,791
Cumberland Mall	66,546	—	15,102	51,444	65,054	—	13,005	52,049
Dartmouth Mall	63,842	—	30,532	33,310	62,841	—	29,459	33,382
Exton Square Mall	154,918	1,007	37,154	118,771	150,680	129	33,389	117,420
Francis Scott Key Mall	81,449	400	25,159	56,690	79,417	92	22,075	57,434
Gadsden Mall	63,365	—	14,276	49,089	63,295	—	13,474	49,821
The Gallery at Market East	245,189	7,406	46,201	206,394	183,572	5,742	35,470	153,844
Jacksonville Mall	82,094	—	24,214	57,880	81,390	—	21,399	59,991
Logan Valley Mall	98,012	—	29,457	68,555	97,679	—	27,029	70,650
Lycoming Mall	78,665	—	23,791	54,874	78,099	—	21,033	57,066
Magnolia Mall	91,666	—	33,817	57,849	88,976	59	30,183	58,852
Moorestown Mall	114,883	3,216	33,446	84,653	93,454	2,943	30,495	65,902
New River Valley Mall	59,169	—	24,375	34,794	58,804	—	21,249	37,555
Nittany Mall	44,454	—	12,961	31,493	44,432	—	11,644	32,788
North Hanover Mall (2)	22,852	—	6,747	16,105	29,973	14	6,305	23,682
Palmer Park Mall	34,866	—	14,320	20,546	34,536	—	13,562	20,974
Patrick Henry Mall	144,331	—	47,753	96,578	143,422	—	42,453	100,969
Plymouth Meeting Mall	167,174	2,080	46,953	122,301	165,178	76	39,975	125,279
The Mall at Prince Georges	103,462	—	42,357	61,105	102,213	—	39,603	62,610
South Mall	36,105	—	8,708	27,397	35,924	—	7,796	28,128
Uniontown Mall	43,037	—	14,285	28,752	42,173	—	12,652	29,521
Valley Mall	98,297	—	28,898	69,399	95,160	—	26,094	69,066
Valley View Mall	69,925	—	18,212	51,713	68,486	—	16,242	52,244
Viewmont Mall	92,644	—	26,362	66,282	91,851	—	23,268	68,583
Voorhees Town Center	79,888	302	22,989	57,201	91,495	1,447	22,568	70,374
Washington Crown Center	43,835	141	15,369	28,607	40,802	29	14,359	26,472
Willow Grove Park	232,099	—	65,183	166,916	230,195	5	57,502	172,698
Wiregrass Commons Mall	54,885	—	14,744	40,141	53,897	—	12,693	41,204
Woodland Mall	191,781	—	44,730	147,051	188,121	—	38,681	149,440
Wyoming Valley Mall	110,148	—	33,929	76,219	109,288	—	30,018	79,270
Total Consolidated Malls	3,448,802	14,744	1,012,712	2,450,834	3,379,662	11,871	904,211	2,487,322
Unconsolidated Malls
Lehigh Valley Mall	45,726	162	21,869	24,019	45,483	32	20,484	25,031
Springfield Mall	56,897	6	15,145	41,758	56,766	6	13,526	43,246
Total Unconsolidated Malls	102,623	168	37,014	65,777	102,249	38	34,010	68,277
TOTAL MALLS	$3,551,425	$14,912	$1,049,726	$2,516,611	$3,481,911	$11,909	$938,221	$2,555,599
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Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1) (continued)
(in thousands)

	December 31, 2013				December 31, 2012
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
The Commons at Magnolia	$—	$—	$—	$—	$12,441	$—	$3,693	$8,748
Monroe Marketplace (3)	1,515	—	34	1,481	3,578	—	24	3,554
Pitney Road Plaza (4)	—	75	—	75	—	—	—	—
Total Consolidated Strip and Power Centers	1,515	75	34	1,556	16,019	—	3,717	12,302
Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,919	—	20,514	22,405	42,890	—	18,911	23,979
The Court at Oxford Valley	28,760	—	10,317	18,443	27,953	4	9,747	18,210
Red Rose Commons	13,617	1	5,009	8,609	13,617	1	4,652	8,966
Springfield Park	7,217	—	1,986	5,231	7,195	—	1,837	5,358
Whitehall Mall	16,791	—	9,528	7,263	16,785	7	9,243	7,549
Total Unconsolidated Strip and Power Centers	109,304	1	47,354	61,951	108,440	12	44,390	64,062
TOTAL STRIP AND POWER CENTERS	$110,819	$76	$47,388	$63,507	$124,459	$12	$48,107	$76,364
Consolidated Properties Under Development
Springhills	$—	$19,230	$—	$19,230	$—	$21,961	$—	$21,961
White Clay Point	—	34,786	—	34,786	—	34,787	—	34,787
Total Consolidated Properties Under Development	—	54,016	—	54,016	—	56,748	—	56,748
Unconsolidated Properties Under Development
Pavilion at Market East	6,240	784	1,921	5,103	6,250	761	1,712	5,299
Total Unconsolidated Properties Under Development	6,240	784	1,921	5,103	6,250	761	1,712	5,299
Other Properties
Land held for development - consolidated (5)	8,716	—	—	8,716	13,240	—	—	13,240
Total Other Properties	8,716	—	—	8,716	13,240	—	—	13,240
TOTAL DEVELOPMENT AND OTHER	$14,956	$54,800	$1,921	$67,835	$19,490	$57,509	$1,712	$75,287
TOTAL INVESTMENT IN REAL ESTATE	$3,677,200	$69,788	$1,099,035	$2,647,953	$3,625,860	$69,430	$988,040	$2,707,250
CONSOLIDATED PROPERTIES	$3,459,033	$68,835	$1,012,746	$2,515,122	$3,408,921	$68,619	$907,928	$2,569,612
UNCONSOLIDATED PROPERTIES	218,167	953	86,289	132,831	216,939	811	80,112	137,638
TOTAL INVESTMENT IN REAL ESTATE	$3,677,200	$69,788	$1,099,035	$2,647,953	$3,625,860	$69,430	$988,040	$2,707,250

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Reflects impairment of $6.3 million recorded in the 3rd Quarter of 2013.

(3)	Consists of two parcels remaining after sale of the property in 2010.

(4)	Consists of one parcel remaining after sale of the property in 2011.

(5)	Reflects impairment of $2.2 million recorded in the 3rd Quarter of 2013.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended December 31, 2013				Twelve Months Ended December 31, 2013
	Consolidated	Unconsolidated	Discontinued Operations	Total	Consolidated	Unconsolidated	Discontinued Operations	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$11,209	$(155)	$—	$11,054	$39,852	$292	$—	$40,144
New development projects	108	5	—	113	108	12	—	120
Tenant allowances	11,122	317	—	11,439	24,938	518	—	25,456
Recurring capital expenditures:
CAM expenditures	5,910	446	—	6,356	12,214	927	55	13,196
Non-CAM expenditures	1,683	(72)	—	1,611	3,297	(72)	75	3,300
Total recurring capital expenditures	7,593	374	—	7,967	15,511	855	130	16,496
Total	$30,032	$541	$—	$30,573	$80,409	$1,677	$130	$82,216

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of December 31, 2013
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable	$1,450,460	79.2%	$52,190	2.9%	$1,502,650	82.1%
Unconsolidated mortgage loans payable	194,820	10.6%	3,631	0.2%	198,451	10.8%
2013 Credit Facility	—	—%	130,000	7.1%	130,000	7.1%
TOTAL OUTSTANDING DEBT	$1,645,280	89.8%	$185,821	10.2%	$1,831,101	100.0%
AVERAGE STATED INTEREST RATE	4.94%		2.00%		4.64%

(1)	Includes variable rate debt swapped to fixed rate debt.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	TOTAL
Beginning Balance	9/30/2013	$1,737,387	$90,000	$1,827,387
Mortgage loan amortization		(5,111)	—	(5,111)
Exton Square Mall mortgage loan repayment		(66,932)	—	(66,932)
Beaver Valley Mall mortgage loan repayment		(42,243)	—	(42,243)
Wyoming Valley Mall mortgage loan financing		78,000	—	78,000
2013 Revolving Facility, net		—	40,000	40,000
Ending Balance	12/31/2013	$1,701,101	$130,000	$1,831,101
Weighted Average Balance		$1,682,428	$149,130	$1,831,559

	Debt Maturities (1)
Year	Scheduled Amortization	Mortgage Balance at Maturity	2013 Revolving Facility	Total Debt
2014	$20,867	$51,000	$—	$71,867
2015	25,651	306,020	—	331,671
2016	16,325	243,745	130,000	390,070
2017	15,546	153,283	—	168,829
2018	15,259	145,678	—	160,937
2019	15,601	28,050	—	43,651
Thereafter	40,824	623,252	—	664,076
	$150,073	$1,551,028	$130,000	$1,831,101

(1)
The weighted average period to mortgage maturity is 5.50 years, excluding extension options. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
Year	Balance	Interest Rate
2014	$51,000	2.28%
2015	320,253	5.69%
2016	255,102	5.30%
2017	153,631	5.45%
2018	150,790	3.83%
Thereafter	770,325	4.60%
Total	$1,701,101	4.85%

Pennsylvania Real Estate Investment Trust
Debt Schedule as of December 31, 2013
(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Mortgage Loans
Springfield East (2)	$2,129	5.39%	$92	$2,061	Mar 2015	Mar 2020
Springfield Park (2)	2,500	5.39%	108	2,419	Mar 2015	Mar 2020
Magnolia Mall	57,043	5.33%	4,413	54,965	July 2015	July 2015
Patrick Henry Mall	87,288	6.34%	7,743	83,210	Oct 2015	Oct 2015
Springfield Mall (2)	31,895	4.77%	2,118	30,740	Nov 2015	Nov 2015
Willow Grove Park	139,398	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	82,502	5.49%	5,014	78,996	Mar 2016	Mar 2016
Woodland Mall	146,410	5.58%	10,760	140,484	Apr 2016	Apr 2016
801 Market Street (2)	25,000	3.20%	1,554	24,265	July 2016	July 2018
The Mall at Prince Georges	150,000	5.51%	8,269	150,000	June 2017	June 2017
Francis Scott Key Mall (2)	62,625	3.71%	2,321	62,625	Mar 2018	Mar 2018
Viewmont Mall (2)	48,000	3.72%	1,786	48,000	Mar 2018	Mar 2018
Lycoming Mall (2)	34,857	3.72%	3,001	30,907	Mar 2018	Mar 2018
Whitehall Mall	5,308	7.00%	574	4,145	Nov 2018	Nov 2018
New River Valley Mall (2)(3)	28,050	4.38%	1,229	28,050	Jan 2019	Jan 2019
Valley View Mall	30,617	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	66,771	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,442	5.14%	978	12,379	July 2021	July 2021
The Court at Oxford Valley	29,465	5.56%	1,668	25,782	July 2021	July 2021
Capital City Mall	64,137	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	50,381	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	300,000	3.90%	11,700	252,568	Sept 2022	Sept 2022
Dartmouth Mall	66,152	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center	42,310	5.00%	2,681	33,979	Oct 2023	Oct 2023
Wyoming Valley Mall	78,000	5.17%	4,034	66,694	Dec 2023	Dec 2023
Total Fixed Rate Mortgage Loans	1,645,280	4.94%	100,025	1,496,745
Variable Rate Mortgage Loans
Logan Valley Mall	$51,000	2.28%	$1,164	$51,000	Sept 2014	Sept 2015
801 Market Street	1,190	2.27%	—	—	July 2016	July 2018
Pavilion East Associates	3,631	2.93%	253	3,283	Aug 2017	Aug 2017
Total Variable Rate Mortgage Loans	55,821	2.32%	1,417	54,283
Total Mortgage Loans	$1,701,101	4.85%	$101,442	$1,551,028
CONSOLIDATED MORTGAGE LOANS	$1,502,650	4.78%	$87,998	$1,377,721
UNCONSOLIDATED MORTGAGE LOANS	198,451	5.38%	13,444	173,307
2013 REVOLVING FACILITY (4)	130,000	1.87%	2,426	130,000	Apr 2016	Apr 2018
Total	$1,831,101	4.64%	$103,868	$1,681,028
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.18%	—	—
EFFECTIVE INTEREST RATE	$1,831,101	4.82%	$103,868	$1,681,028

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	All or a portion of the mortgage loan has been effectively swapped to the fixed interest rate presented.

(3)	Payments are of interest only until 2017, then principal and interest at a rate to be determined.

(4)	In January 2014, the Company repaid the $130.0 million outstanding on the 2013 Revolving Facility, using funds from the 2014 unsecured Term Loans entered into in January 2014.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

December 31, 2013
Consolidated Liabilities to Gross Asset Value	48.36%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	42.83%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	1.85
Adjusted EBITDA may not be less than 1.45 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	14.39
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	57.81%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 12%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013 and the 2014 Term Loan agreements dated as of January 8, 2014 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility.  In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the 2013 Revolving Facility and 2014 Term Loans with which the Company must comply, all of which are described in the Company’s Current Report on Form 8-K dated April 18, 2013.

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)
The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income excluding gains and losses on sales of operating properties (computed in accordance with GAAP), plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. In 2011, NAREIT reiterated its established guidance that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.
We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. FFO is a commonly used measure of operating performance and profitability among REITs, and we use FFO and FFO per diluted share and OP Unit as supplemental non-GAAP measures to compare our performance for different periods to that of our industry peers.
FFO does not include gains and losses on sales of operating real estate assets which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.
We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the twelve months ended months ended December 31, 2013 and 2012 to show the effect of the provision for executive separation expense, gain on hedge ineffectiveness and accelerated amortization of deferred financing costs, which had a significant effect on our results of operations, but is not, in our opinion, indicative of our operating performance.
We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of its operating performance, such as provision for executive separation expense.
Net Operating Income (NOI)
NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus operating expenses (determined in accordance with GAAP), plus our share of revenue and operating expenses of our partnership investments, and includes real estate revenue and operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.
NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains on sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses.
Same Store NOI
Same store NOI is calculated using retail properties owned for the full periods presented and exclude properties acquired or disposed of or reclassified as held for sale during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as Adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	our substantial debt and stated value of preferred shares and our high leverage ratio;

•	constraining leverage, interest and tangible net worth covenants under our 2013 Revolving Facility and our 2014 Term Loans;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill or potential losses on impairment of assets that we might be required to record in connection with any dispositions of assets;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our short and long-term liquidity position;

•
current economic conditions and their effect on employment and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to development and redevelopment activities;

•	inability to sell properties that we seek to dispose of and inability to obtain estimated sale prices;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	acts of violence at malls, including our properties, or other similar spaces, and the potential effect on traffic and sales;

•	increases in operating costs that cannot be passed on to tenants;

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors;

•	potential dilution from any capital raising transactions;